Exhibit 10.1

AMENDMENT NO. 3 TO SECURED CONVERTIBLE DEBENTURE PURCHASE AGREEMENT

This AMENDMENT NO. 3 TO SECURED CONVERTIBLE DEBENTURE PURCHASE AGREEMENT (this “Amendment”) is made and entered into as of November 4, 2025, by and between STREAMEX CORP. (f/k/a/ BIOSIG TECHNOLOGIES, INC.), a company incorporated under the laws of the State of Delaware, with principal executive offices located at 2431 Aloma Ave., Ste. 243, Winter Park, FL 32792 (the “Company”), and YA II PN, Ltd. (the “Buyer”) and as collateral agent (in such capacity, the “Collateral Agent”).

RECITALS:

A. Buyer and Company have entered into that certain Secured Convertible Debenture Purchase Agreement dated as of July 7, 2025, as amended on August 13, 2025, and October 28, 2025 (as amended, the “Agreement”).

B. Buyer and Company desire to amend the Agreement in accordance with the terms and conditions set forth below.

AGREEMENT:

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Company hereby agree that, notwithstanding anything to the contrary contained in the Agreement, the Agreement shall be amended as set forth below.

1. Defined Terms. All capitalized terms used herein and not otherwise defined shall have the meanings respectively ascribed to them in the Agreement.

2. Amendments. Pursuant to Section 10(f) of the Agreement, the Parties agree to amend the Agreement as follows:

i.	A new Section 4(w) of the Agreement shall be added with the following:

Exchangeable Share Lock-Up Agreements. The Company shall have obtained that certain lock-up agreements duly executed by each holder that beneficially owns more than one percent (1%) of Streamex Exchangeable Shares (the “Exchangeable Share Lock-Up Agreements”).

ii.	Section 7(a)(xxvi) of the Agreement, as set forth below, shall be deleted in its entirety:

The Company shall have delivered to the Buyer and Placement Agents the Streamex Registration Right Waivers duly executed by the Streamex Non-Affiliates.

iii.	A new Section 7(b)(iii) of the Agreement shall be added with the following:

The Company shall have delivered to the Buyer and Placement Agents the Streamex Registration Right Waivers duly executed by the Streamex Non-Affiliates.

iv.	A new Section 7(b)(iv) of the Agreement shall be added with the following:

The Company shall have delivered to the Buyer and Placement Agents the Exchangeable Share Lock-Up Agreements duly executed by each holder that beneficially owns more than one percent (1%) of Streamex Exchangeable Shares.

v.	Exhibit A (Form of Secured Convertible Debenture) to the Agreement shall be replaced in its entirety with Exhibit A to this Amendment.

3. Full Force and Effect. Except as specifically amended hereby, the Agreement remains in full force and effect and is hereby ratified by Buyer and Company. In the event that any of the terms or conditions of the Agreement conflict with this Amendment, the terms and conditions of this Amendment shall control. Unless the context otherwise requires, all references in this Agreement to “this Agreement” mean the Agreement, as amended by this Amendment.

4. Counterparts. This Amendment may be executed in two (2) or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by an email which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.

BUYER AND COLLATERAL AGENT:		COMPANY:

YA II PN, LTD., a Cayman Islands exempt limited company		STREAMEX CORP. (f/k/a/ BIOSIG TECHNOLOGIES, INC.)

By:	Yorkville Advisors Global, LP
Its:	Investment Manager

By:	/s/ Troy Rillo	By:	/s/ Karl Henry McPhie
Name:	Troy Rillo	Name:	Karl Henry McPhie
Title:	Partner	Title:	Chief Executive Officer

EXHIBIT A

FORM OF SECURED CONVERTIBLE DEBENTURE